SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) November 12, 2003



                                  Culp, Inc.
            (Exact Name of Registrant as Specified in its Charter)



     North Carolina                     0-12781                  56-1001967
--------------------------    ----------------------------  --------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
   of Incorporation)                                         Identification No.)



                               101 South Main Street
                         High Point,  North  Carolina   27260
                        -------------------------------------
                       (Address of Principal Executive Offices)
                                     (Zip Code)


                                   (336) 889-5161
                  -------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
                 ---------------------------------------------------
                (Former name or address, if changed from last report)

Item 7.     Financial Statements and Exhibits
            ---------------------------------

      (c)   The following exhibits are filed as part of this report:

            99.1 - Notice to Culp,  Inc.  Directors  and  Executive  Officers,
                  dated November 12, 2003.

Item 11.    Temporary Suspension of Trading Under Registrant's Employee
            -----------------------------------------------------------
            Benefit Plans.
            -------------

Culp, Inc. (the "Company") has received notice of a blackout period for its Culp, Inc. Employees' Retirement Builder Plan (the "Plan"), because the Plan will be changing investment options and recordkeeper providers. During the blackout period, participants temporarily will be unable to make plan-related transactions or obtain distributions from the Plan. The blackout period is expected to begin on December 11, 2003 and end during the week of January 26, 2004.

As required by Section  306(a) of the  Sarbanes-Oxley  Act of 2002 and Section
245.104 of the Securities and Exchange Commission's Regulation BTR, the Company notified its directors and executive officers of the blackout period.

A copy of the notice sent to the Company's directors and executive officers is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.







                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003

                                    Culp, Inc.

                                    By:   /s/ Kenneth M. Ludwig
                                          ---------------------
                                          Kenneth M. Ludwig
                                          Senior Vice President